EXHIBIT 99.1


NEW YORK -- October 25, 1999 -- American Express Company today reported record quarterly net income of $648 million, up from $574 million in the same period a year ago. Diluted earnings per share rose 14 percent to $1.42 compared with $1.25. Net revenues totaled $4.9 billion, up 12 percent from $4.3 billion. The Company's return on equity was 25.3 percent.

These results met American Express' long-term targets of 12-15 percent earnings per share growth, at least 8 percent growth in revenues and a return on equity of 18-20 percent.

The 1999 third-quarter results reflect strong earnings and revenue growth at Travel Related Services and American Express Financial Advisors.
Due to a change in accounting rules, the Company is required to capitalize software costs rather than to expense them as they occur. For the third quarter of 1999, this amounted to a pre-tax benefit of $68 million (net of amortization). As previously announced, the benefit was offset by increased investment spending and therefore had no material impact on net income.

TRAVEL RELATED SERVICES (TRS) reported record quarterly net income of $413 million, up 14 percent from $362 million in the third quarter a year ago.

TRS' net revenues increased 12 percent from the prior year, reflecting higher billed business in the United States and internationally as well as strong growth in Cardmember loans. The improvement in billed business resulted from higher spending per Cardmember, which was based on several factors, including the benefits of rewards programs and expanded merchant coverage. This growth came despite the Company's decision last year to withdraw from the U.S. Government card business, which represented approximately $3.5 billion in annualized spending and 1.6 million cards. Excluding the loss of the Government card business, total cards in force rose 2.3 million or 5 percent from a year
ago, with about 900,000 added in the third quarter.   Other revenues also
increased, resulting principally from a higher level of securitized receivables, acquisitions and fee income.

The provision for losses on the charge card portfolio rose as a result of higher volume, partly offset by a continued improvement in credit quality. The provision for losses on the lending portfolio declined as a result of securitizing a portion of the portfolio and lower loss rates, which more than offset the impact of higher loan volumes. Human resources expenses rose as a result of increased business volumes and acquisitions. Other operating expenses increased due in part to the cost of Cardmember loyalty programs, business growth and investment spending.

The securitization of credit card receivables produced a gain of $55 million ($36 million after-tax). This gain, and the previously mentioned benefit from software capitalization, were offset by higher spending on marketing and promotion related to card acquisition, Internet activities and other business building initiatives. These items had no material impact on net income or total expenses.

AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported record third quarter net income of $240 million, up 14 percent from $211 million reported a year ago.

Net revenues and earnings growth benefited from higher fee revenues due to an increase in managed assets, reflecting positive net sales and market appreciation over the past twelve months, as well as wider investment margins. AEFA reported strong increases in sales of investment certificates, annuities and life and other insurance products, as well as continued growth in sales of mutual funds. Human resources expenses rose, largely because of compensation costs associated with higher sales and asset levels. Other operating expenses rose primarily from costs related to higher business volumes and investments to build the business.

AMERICAN EXPRESS BANK/TRAVELERS CHEQUE (AEB/TC) reported quarterly net income of $38 million compared with $43 million a year ago. Travelers Cheque results were in line with the prior year.

Net income declined as a result of lower foreign exchange trading revenues, primarily in Asia, and higher operating expenses due to costs associated with expanding the consumer business in new markets and realigning business activities in certain countries.

CORPORATE AND OTHER reported net expenses of $43 million, compared with $42 million a year ago.

American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                          American Express Company
                          ------------------------
                             Financial Summary
                             -----------------
                                (Unaudited)


(Dollars in millions)
                                      Quarter Ended
                                       September 30,
                                      --------------    Percentage
                                      1999       1998   Inc/(Dec)
                                      ----       ----   --------
Net Revenues by Segment (A)
---------------------------
  Travel Related Services           $3,737     $3,339      11.9 %
  American Express Financial
    Advisors                           936        802      16.7
  American Express Bank/
    Travelers Cheque                   261        255       2.5
                                     -----      -----
                                     4,934      4,396      12.2
   Corporate and Other,
     including adjustments
      and eliminations                 (55)       (54)     (1.1)
                                     -----      -----

CONSOLIDATED NET REVENUES (A)       $4,879     $4,342      12.4
                                     =====      =====

Pretax Income by Segment
------------------------
  Travel Related Services             $632       $554      14.1
  American Express Financial
    Advisors                           350        308      14.0
  American Express Bank/
    Travelers Cheque                     4         20     (78.7)
                                       ---        ---
                                       986        882      11.9
  Corporate and Other                  (79)       (83)      2.8
                                       ---        ---

PRETAX INCOME                         $907       $799      13.4
                                       ===        ===

Net Income by Segment
---------------------
  Travel Related Services             $413       $362      14.1
  American Express Financial
    Advisors                           240        211      14.0
  American Express Bank/
    Travelers Cheque                    38         43     (13.0)
                                       ---        ---
                                       691        616      12.1
  Corporate and Other                  (43)       (42)     (0.6)
                                       ---        ---

NET INCOME                            $648       $574      13.0
                                       ===        ===



                                    Nine Months Ended
                                      September 30,
                                    -----------------   Percentage
                                      1999       1998   Inc/(Dec)
                                      ----       ----   --------
Net Revenues by Segment (A)
---------------------------
  Travel Related Services          $10,836     $9,692      11.8 %
  American Express Financial
    Advisors                         2,738      2,343      16.8
  American Express Bank/
    Travelers Cheque                   767        764       0.4
                                    ------     ------
                                    14,341     12,799      12.0
   Corporate and Other,
     including adjustments
      and eliminations                (130)      (137)      5.1
                                    ------     ------

CONSOLIDATED NET REVENUES (A)      $14,211    $12,662      12.2
                                    ======     ======

Pretax Income by Segment
------------------------
  Travel Related Services           $1,814     $1,582      14.7
  American Express Financial
    Advisors                         1,015        888      14.3
  American Express Bank/
    Travelers Cheque                    22       (131)        -
                                     -----       ----
                                     2,851      2,339      21.9
 Corporate and Other                  (258)      (127)        #
                                     -----      -----

PRETAX INCOME                       $2,593     $2,212      17.2
                                     =====      =====

Net Income by Segment
---------------------
  Travel Related Services           $1,187     $1,038      14.4
  American Express Financial
    Advisors                           696        609      14.3
  American Express Bank/
    Travelers Cheque                   117          7         #
                                     -----      -----
                                     2,000      1,654      20.9
 Corporate and Other                  (131)       (43)        #
                                     -----      -----
NET INCOME                          $1,869     $1,611      16.0
                                     =====      =====


 #   Denotes variance of more than 100%.

(A) Net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits.



                             American Express Company
                             ------------------------
                           Financial Summary(continued)
                           ---------------------------
                                   (Unaudited)

                                       Quarter Ended
                                        September 30,
                                       -------------    Percentage
                                      1999       1998   Inc/(Dec)
                                      ----       ----   --------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share          $1.45      $1.27      14.2 %
                                      ====       ====
  Average common shares
   outstanding (millions)            446.0      451.6      (1.2)
                                     =====      =====

Diluted
-------
  Earnings Per Common Share          $1.42      $1.25      13.6
                                      ====       ====
  Average common shares
   outstanding (millions)            456.4      459.6      (0.7)
                                     =====      =====

Cash dividends declared per
 common share                       $0.225     $0.225         -
                                     =====      =====


                                     Nine Months Ended
                                       September 30,
                                     -----------------  Percentage
                                      1999       1998   Inc/(Dec)
                                      ----       ----   --------
EARNINGS PER SHARE

Basic
-----

  Earnings Per Common Share          $4.18      $3.53      18.4 %
                                      ====       ====
  Average common shares
   outstanding (millions)            447.0      456.2      (2.0)
                                     =====      =====

Diluted
-------
  Earnings Per Common Share          $4.09      $3.47      17.9
                                      ====       ====
  Average common shares
   outstanding (millions)            456.4      464.9      (1.8)
                                     =====      =====

Cash dividends declared per
 common share                       $0.675     $0.675         -
                                     =====      =====


                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

                                       Quarter Ended
                                        September 30,
                                       -------------    Percentage
                                      1999       1998   Inc/(Dec)
                                      ----       ----   --------

Return on Average Equity*             25.3 %     23.9 %       -
Common Shares
  Outstanding (millions)             447.6      452.3      (1.0) %
Book Value per Common Share:
  Actual                            $21.77     $20.79       4.7  %
  Pro Forma*                        $22.41     $19.28      16.2  %
Shareholders' Equity (billions)       $9.7       $9.4       3.6  %



                                     Nine Months Ended
                                        September 30,
                                     -----------------  Percentage
                                      1999       1998   Inc/(Dec)
                                      ----       ----   --------

Return on Average Equity*             25.3 %     23.9 %       -
Common Shares
  Outstanding (millions)             447.6      452.3      (1.0)%
Book Value per Common Share:
  Actual                            $21.77     $20.79       4.7 %
  Pro Forma*                        $22.41     $19.28      16.2 %
Shareholders' Equity (billions)       $9.7       $9.4       3.6 %


*  Excludes the effect of SFAS No. 115.





                    American Express Company
                    ------------------------
                        Financial Summary
                        -----------------
                           (Unaudited)

(Dollars in millions)

                                                  Quarter Ended
                                                  September 30,
                                                      1999
                                                      ----
Net Revenues by Segment (A)
---------------------------

  Travel Related Services                              $3,737
  American Express Financial Advisors                     936
  American Express Bank/Travelers Cheque                  261
                                                        -----
                                                        4,934
  Corporate and Other,
    including adjustments and eliminations                (55)
                                                        -----

CONSOLIDATED NET REVENUES (A)                          $4,879
                                                        =====

Pretax Income by Segment
------------------------
  Travel Related Services                                $632
  American Express Financial Advisors                     350
  American Express Bank/Travelers Cheque                    4
                                                          ---
                                                          986
  Corporate and Other                                     (79)
                                                          ---

PRETAX INCOME                                            $907
                                                          ===

Net Income by Segment
---------------------
  Travel Related Services                                $413
  American Express Financial Advisors                     240
  American Express Bank/Travelers Cheque                   38
                                                          ---
                                                          691
  Corporate and Other                                     (43)
                                                          ---

NET INCOME                                               $648
                                                          ===




                                                  Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                              $3,678
  American Express Financial Advisors                     916
  American Express Bank/Travelers Cheque                  259
                                                        -----
                                                        4,853
  Corporate and Other,
    including adjustments and eliminations                (33)
                                                        -----

CONSOLIDATED NET REVENUES (A)                          $4,820
                                                        =====

Pretax Income by Segment
------------------------
  Travel Related Services                                $628
  American Express Financial Advisors                     353
  American Express Bank/Travelers Cheque                    6
                                                          ---
                                                          987
  Corporate and Other                                     (92)
                                                          ---

PRETAX INCOME                                            $895
                                                          ===

Net Income by Segment
---------------------
  Travel Related Services                                $411
  American Express Financial Advisors                     242
  American Express Bank/Travelers Cheque                   38
                                                          ---
                                                          691
  Corporate and Other                                     (45)
                                                          ---

NET INCOME                                               $646
                                                          ===


                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                              $3,421
  American Express Financial Advisors                     885
  American Express Bank/Travelers Cheque                  247
                                                        -----
                                                        4,553
  Corporate and Other,
    including adjustments and eliminations                (42)
                                                        -----

CONSOLIDATED NET REVENUES (A)                          $4,511
                                                        =====

Pretax Income by Segment
------------------------
  Travel Related Services                                $554
  American Express Financial Advisors                     312
  American Express Bank/Travelers Cheque                   12
                                                          ---
                                                          878
  Corporate and Other                                     (87)
                                                          ---

PRETAX INCOME                                            $791
                                                          ===

Net Income by Segment
---------------------
  Travel Related Services                                $363
  American Express Financial Advisors                     214
  American Express Bank/Travelers Cheque                   41
                                                          ---
                                                          618
  Corporate and Other                                     (43)
                                                          ---

NET INCOME                                               $575
                                                          ===

                                                  Quarter Ended
                                                   December 31,
                                                       1998
                                                       ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                              $3,545
  American Express Financial Advisors                     837
  American Express Bank/Travelers Cheque                  239
                                                        -----
                                                        4,621
  Corporate and Other,
    including adjustments and eliminations                (67)
                                                        -----

CONSOLIDATED NET REVENUES (A)                          $4,554
                                                        =====

Pretax Income by Segment
------------------------
  Travel Related Services                                $483
  American Express Financial Advisors                     304
  American Express Bank/Travelers Cheque                    2
                                                          ---
                                                          789
  Corporate and Other                                     (76)
                                                          ---

PRETAX INCOME                                            $713
                                                          ===



Net Income by Segment
---------------------
  Travel Related Services                                $326
  American Express Financial Advisors                     209
  American Express Bank/Travelers Cheque                   36
                                                          ---
                                                          571
  Corporate and Other                                     (41)
                                                          ---

NET INCOME                                               $530
                                                          ===

                                                  Quarter Ended
                                                  September 30,
                                                      1998
                                                      ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                              $3,339
  American Express Financial Advisors                     802
  American Express Bank/Travelers Cheque                  255
                                                        -----
                                                        4,396
  Corporate and Other,
    including adjustments and eliminations                (54)
                                                        -----

CONSOLIDATED NET REVENUES (A)                          $4,342
                                                        =====

Pretax Income by Segment
------------------------
  Travel Related Services                                $554
  American Express Financial Advisors                     308
  American Express Bank/Travelers Cheque                   20
                                                          ---
                                                          882
  Corporate and Other                                     (83)
                                                          ---

PRETAX INCOME                                            $799
                                                          ===

Net Income by Segment
---------------------
  Travel Related Services                                $362
  American Express Financial Advisors                     211
  American Express Bank/Travelers Cheque                   43
                                                          ---
                                                          616
  Corporate and Other                                     (42)
                                                          ---

NET INCOME                                               $574
                                                          ===


(A) Net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits.


                    American Express Company
                    ------------------------
                 Financial Summary (continued)
                 -----------------------------
                          (Unaudited)


                                                  Quarter Ended
                                                  September 30,
                                                      1999
                                                      ----
EARNINGS PER SHARE

Basic
-----

  Earnings Per Common Share                             $1.45
                                                         ====
  Average common shares outstanding (millions)          446.0
                                                        =====

Diluted
-------
  Earnings Per Common Share                             $1.42
                                                         ====
  Average common shares outstanding (millions)          456.4
                                                        =====

Cash dividends declared per common share               $0.225
                                                        =====



                                                  Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                             $1.44
                                                         ====
  Average common shares outstanding (millions)          447.4
                                                        =====

Diluted
-------
  Earnings Per Common Share                             $1.41
                                                         ====
  Average common shares outstanding (millions)          457.1
                                                        =====

Cash dividends declared per common share               $0.225
                                                        =====


                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                             $1.28
                                                         ====
  Average common shares outstanding (millions)          447.7
                                                        =====

Diluted
-------
  Earnings Per Common Share                             $1.26
                                                         ====
  Average common shares outstanding (millions)          456.2
                                                        =====

Cash dividends declared per common share               $0.225
                                                        =====

                                                  Quarter Ended
                                                   December 31,
                                                       1998
                                                       ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                             $1.18
                                                         ====
  Average common shares outstanding (millions)          448.7
                                                        =====

Diluted
-------
  Earnings Per Common Share                             $1.16
                                                         ====
  Average common shares outstanding (millions)          456.0
                                                        =====

Cash dividends declared per common share               $0.225
                                                        =====

                                                  Quarter Ended
                                                  September 30,
                                                      1998
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                             $1.27
                                                         ====
  Average common shares outstanding (millions)          451.6
                                                        =====

Diluted
-------
  Earnings Per Common Share                             $1.25
                                                         ====
  Average common shares outstanding (millions)          459.6
                                                        =====

Cash dividends declared per common share               $0.225
                                                        =====



               Selected Statistical Information
               --------------------------------
                         (Unaudited)

                                                  Quarter Ended
                                                  September 30,
                                                      1999
                                                      ----

Return on Average Equity*                               25.3 %
Common Shares Outstanding (millions)                   447.6
Book Value per Common Share:
     Actual                                           $21.77
     Pro Forma*                                       $22.41
Shareholders' Equity (billions)                         $9.7


                                                  Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----

Return on Average Equity*                               25.3 %
Common Shares Outstanding (millions)                   449.0
Book Value per Common Share:
     Actual                                           $21.74
     Pro Forma*                                       $21.77
Shareholders' Equity (billions)                         $9.8


                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----

Return on Average Equity*                               25.1 %
Common Shares Outstanding (millions)                   450.0
Book Value per Common Share:
     Actual                                           $21.74
     Pro Forma*                                       $20.92
Shareholders' Equity (billions)                         $9.8


                                                  Quarter Ended
                                                   December 31,
                                                       1998
                                                       ----

Return on Average Equity*                               24.0 %
Common Shares Outstanding (millions)                   450.5
Book Value per Common Share:
     Actual                                           $21.53
     Pro Forma*                                       $20.24
Shareholders' Equity (billions)                         $9.7



                                                  Quarter Ended
                                                  September 30,
                                                      1998
                                                      ----

Return on Average Equity*                               23.9 %
Common Shares Outstanding (millions)                   452.3
Book Value per Common Share:
     Actual                                           $20.79
     Pro Forma*                                       $19.28
Shareholders' Equity (billions)                         $9.4



*   Excludes the effect of SFAS No. 115.





(Preliminary)            Travel Related Services
                         -----------------------
                           Statement of Income
                           -------------------
                               (Unaudited)

(Dollars in millions)
                                      Quarter Ended
                                      September 30,
                                      -------------     Percentage
                                      1999      1998    Inc/(Dec)
                                      ----      ----    --------
Net Revenues:

  Discount Revenue                  $1,700    $1,522       11.7 %
  Net Card Fees                        395       393        0.4
  Travel Commissions and Fees          448       441        1.4
  Other Revenues                       846       645       31.2
  Lending:
    Finance Charge Revenue             513       502        2.3
    Interest Expense                   165       164        0.9
                                     -----     -----
      Net Finance Charge Revenue       348       338        3.1
                                     -----     -----
    Total Net Revenues               3,737     3,339       11.9
                                     -----     -----
Expenses:
  Marketing and Promotion              373       310       20.1
  Provision for Losses and Claims:
    Charge Card                        222       148       50.2
    Lending                            187       224      (16.6)
    Other                               10        17      (40.5)
                                     -----     -----
      Total                            419       389        7.7
                                     -----     -----
  Charge Card Interest Expense         208       199        4.4
  Net Discount Expense                 105       170      (38.7)
  Human Resources                      968       924        4.7
  Other Operating Expenses           1,032       793       30.5
                                     -----     -----
    Total Expenses                   3,105     2,785       11.5
                                     -----     -----
Pretax Income                          632       554       14.1
Income Tax Provision                   219       192       14.1
                                     -----     -----
Net Income                            $413      $362       14.1
                                     =====     =====




(Preliminary)           Travel Related Services
                        -----------------------
                          Statement of Income
                          -------------------
                   (Unaudited, Managed Asset Basis)

                                      Quarter Ended
(Dollars in millions)                  September 30,
                                      -------------     Percentage
                                      1999      1998    Inc/(Dec)
                                      ----      ----    --------
Net Revenues:

  Discount Revenue                 $ 1,700   $ 1,522       11.7 %
  Net Card Fees                        399       395        1.1
  Travel Commissions and Fees          448       441        1.4
  Other Revenues                       730       562       29.9
  Lending:
    Finance Charge Revenue             747       636       17.4
    Interest Expense                   246       209       17.3
                                     -----     -----
      Net Finance Charge Revenue       501       427       17.5
                                     -----     -----
    Total Net Revenues               3,778     3,347       12.9
                                     -----     -----
Expenses:
  Marketing and Promotion              340       310        9.4
  Provision for Losses and Claims:
    Charge Card                        247       224       10.5
    Lending                            312       263       18.5
    Other                               10        17      (40.5)
                                     -----     -----
      Total                            569       504       13.0
                                     -----     -----
  Charge Card Interest Expense         259       262       (1.3)
  Human Resources                      968       924        4.7
  Other Operating Expenses           1,010       793       27.7
                                     -----     -----
    Total Expenses                   3,146     2,793       12.7
                                     -----     -----
Pretax Income                          632       554       14.1
Income Tax Provision                   219       192       14.1
                                     -----     -----
Net Income                            $413      $362       14.1
                                     =====     =====


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125
(SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $55 million ($36 million after-tax) in the third quarter of 1999 related to the securitization of U.S. receivables. This gain was invested in additional Marketing and Promotion expenses and other business building initiatives and had no material impact on Net Income or Total Expenses in the third quarter of 1999. For purposes of this presentation such gain and a corresponding increase in Marketing and Promotion and Other Operating Expenses have been eliminated in the third quarter of 1999.



(Preliminary)       Travel Related Services
                    -----------------------
               Selected Statistical Information
               --------------------------------
                         (Unaudited)

(Amounts in billions, except percentages and where indicated)




                                        Quarter Ended
                                        September 30,
                                        -------------   Percentage
                                        1999     1998   Inc/(Dec)
                                        ----     ----   --------
Total Cards in Force (millions):

  United States                         29.2     29.5      (1.0) %
  Outside the United States             15.6     14.6       6.9
                                        ----     ----
    Total                               44.8     44.1       1.6
                                        ====     ====
Basic Cards in Force (millions):
  United States                         22.9     23.3      (1.6)
  Outside the United States             12.0     11.3       5.7
                                        ----     ----
    Total                               34.9     34.6       0.8
                                        ====     ====
Card Billed Business:
  United States                        $47.1    $41.5      13.5
  Outside the United States             17.0     15.2      11.7
                                        ----     ----
    Total                              $64.1    $56.7      13.0
                                        ====     ====

Average Discount Rate*                 2.73%    2.72%         -
Average Basic Cardmember
  Spending (dollars)*                 $1,935   $1,704      13.6
Average Fee per Card (dollars)*          $38      $37       2.7

Travel Sales                            $5.5     $5.1       7.0
Travel Commissions and Fees/Sales**     8.1%     8.6%         -

Total Debt                             $30.8    $26.9      14.5
Shareholder's Equity                    $5.4     $5.2       5.4
Return on Average Equity***            29.3%    27.1%         -
Return on Average Assets***             3.3%     3.3%         -

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  Computed from information provided herein.
** the effect of SFAS No. 115.





(Preliminary)         Travel Related Services
                      -----------------------
            Selected Statistical Information (continued)
            --------------------------------------------
                           (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                        Quarter Ended
                                        September 30,
                                        -------------   Percentage
                                       1999       1998  Inc/(Dec)
                                       ----       ----  --------
Owned and Managed Charge Card
  Receivables:

  Total Receivables                    $25.3      $23.3     8.8 %
  90 Days Past Due as a % of Total      2.5%       2.7%       -
  Loss Reserves (millions)              $907       $961    (5.6)
    % of Receivables                    3.6%       4.1%       -
    % of 90 Days Past Due               144%       151%       -
  Net Loss Ratio                       0.41%      0.48%       -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                          $20.6      $15.4    33.8
  Past Due Loans as a % of Total:
    30-89 Days                          2.0%       2.2%       -
    90+ Days                            0.8%       1.0%       -
  Loss Reserves (millions):
    Beginning Balance                   $602       $577     4.3
    Provision                            264        236    11.9
    Net Charge-Offs/Other               (230)      (234)   (1.8)
                                         ---        ---
      Ending Balance                    $636       $579     9.9
                                         ===        ===
    % of Loans                          3.1%       3.8%       -
    % of Past Due                       111%       118%       -
  Average Loans                        $19.8      $15.2    30.0
  Net Write-Off Rate                    4.7%       6.4%       -
  Net Interest Yield                    8.5%       9.6%       -


(Preliminary)         Travel Related Services
                      -----------------------
                        Statement of Income
                        -------------------
                           (Unaudited)

(Dollars in millions)

                                              Quarter Ended
                                              September 30,
                                                  1999
                                                  ----
Net Revenues:

  Discount Revenue                               $1,700
  Net Card Fees                                     395
  Travel Commissions and Fees                       448
  Other Revenues                                    846
  Lending:
    Finance Charge Revenue                          513
    Interest Expense                                165
                                                  -----
      Net Finance Charge Revenue                    348
                                                  -----
    Total Net Revenues                            3,737
                                                  -----
Expenses:
  Marketing and Promotion                           373
  Provision for Losses and Claims:
    Charge Card                                     222
    Lending                                         187
    Other                                            10
                                                  -----
      Total                                         419
                                                  -----
  Charge Card Interest Expense                      208
  Net Discount Expense                              105
  Human Resources                                   968
  Other Operating Expenses                        1,032
                                                  -----
    Total Expenses                                3,105
                                                  -----
Pretax Income                                       632
Income Tax Provision                                219
                                                  -----
Net Income                                         $413
                                                  =====



                                              Quarter Ended
                                                 June 30,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                               $1,662
  Net Card Fees                                     393
  Travel Commissions and Fees                       469
  Other Revenues                                    845
  Lending:
    Finance Charge Revenue                          465
    Interest Expense                                156
                                                  -----
      Net Finance Charge Revenue                    309
                                                  -----
    Total Net Revenues                            3,678
                                                  -----
Expenses:
  Marketing and Promotion                           325
  Provision for Losses and Claims:
    Charge Card                                     249
    Lending                                         137
    Other                                            14
                                                  -----
      Total                                         400
                                                  -----
  Charge Card Interest Expense                      198
  Net Discount Expense                              131
  Human Resources                                   968
  Other Operating Expenses                        1,028
                                                  -----
    Total Expenses                                3,050
                                                  -----
Pretax Income                                       628
Income Tax Provision                                217
                                                  -----
Net Income                                         $411
                                                  =====

                                              Quarter Ended
                                                 March 31,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                               $1,514
  Net Card Fees                                     403
  Travel Commissions and Fees                       426
  Other Revenues                                    731
  Lending:
    Finance Charge Revenue                          503
    Interest Expense                                156
                                                  -----
      Net Finance Charge Revenue                    347
                                                  -----
    Total Net Revenues                            3,421
                                                  -----


Expenses:
  Marketing and Promotion                           270
  Provision for Losses and Claims:
    Charge Card                                     182
    Lending                                         235
    Other                                            14
                                                  -----
      Total                                         431
                                                  -----
  Charge Card Interest Expense                      183
  Net Discount Expense                              143
  Human Resources                                   912
  Other Operating Expenses                          928
                                                  -----
    Total Expenses                                2,867
                                                  -----
Pretax Income                                       554
Income Tax Provision                                191
                                                  -----
Net Income                                         $363
                                                  =====


                                              Quarter Ended
                                               December 31,
                                                   1998
Net Revenues:                                      ----
  Discount Revenue                                $1,639
  Net Card Fees                                      398
  Travel Commissions and Fees                        452
  Other Revenues                                     687
  Lending:
    Finance Charge Revenue                           535
    Interest Expense                                 166
                                                   -----
      Net Finance Charge Revenue                     369
                                                   -----
    Total Net Revenues                             3,545
                                                   -----
Expenses:
  Marketing and Promotion                            301
  Provision for Losses and Claims:
    Charge Card                                      100
    Lending                                          293
    Other                                             14
                                                   -----
      Total                                          407
                                                   -----
  Charge Card Interest Expense                       211
  Net Discount Expense                               185
  Human Resources                                    990
  Other Operating Expenses                           968
                                                   -----
    Total Expenses                                 3,062
                                                   -----
Pretax Income                                        483
Income Tax Provision                                 157
                                                   -----
Net Income                                          $326
                                                   =====



                                              Quarter Ended
                                              September 30,
                                                   1998
                                                   ----
Net Revenues:
  Discount Revenue                                $1,522
  Net Card Fees                                      393
  Travel Commissions and Fees                        441
  Other Revenues                                     645
  Lending:
    Finance Charge Revenue                           502
    Interest Expense                                 164
                                                   -----
      Net Finance Charge Revenue                     338
                                                   -----
    Total Net Revenues                             3,339
                                                   -----
Expenses:
  Marketing and Promotion                            310
  Provision for Losses and Claims:
    Charge Card                                      148
    Lending                                          224
    Other                                             17
                                                   -----
      Total                                          389
                                                   -----
  Charge Card Interest Expense                       199
  Net Discount Expense                               170
  Human Resources                                    924
  Other Operating Expenses                           793
                                                   -----
    Total Expenses                                 2,785
                                                   -----
Pretax Income                                        554
Income Tax Provision                                 192
                                                   -----
Net Income                                          $362
                                                   =====




(Preliminary)       Travel Related Services
                    -----------------------
                      Statement of Income
                      -------------------
                (Unaudited, Managed Asset Basis)

(Dollars in millions)

                                              Quarter Ended
                                              September 30,
                                                   1999
                                                   ----
Net Revenues:

  Discount Revenue                                $1,700
  Net Card Fees                                      399
  Travel Commissions and Fees                        448
  Other Revenues                                     730
  Lending:
    Finance Charge Revenue                           747
    Interest Expense                                 246
                                                   -----
      Net Finance Charge Revenue                     501
                                                   -----
    Total Net Revenues                             3,778
                                                   -----
Expenses:
  Marketing and Promotion                            340
  Provision for Losses and Claims:
    Charge Card                                      247
    Lending                                          312
    Other                                             10
                                                   -----
      Total                                          569
                                                   -----
  Charge Card Interest Expense                       259
  Human Resources                                    968
  Other Operating Expenses                         1,010
                                                   -----
    Total Expenses                                 3,146
                                                   -----
Pretax Income                                        632
Income Tax Provision                                 219
                                                   -----
Net Income                                          $413
                                                   =====

                                              Quarter Ended
                                                 June 30,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                                $1,662
  Net Card Fees                                      393
  Travel Commissions and Fees                        469
  Other Revenues                                     669
  Lending:
    Finance Charge Revenue                           684
    Interest Expense                                 208
                                                   -----
      Net Finance Charge Revenue                     476
                                                   -----
    Total Net Revenues                             3,669
                                                   -----
Expenses:
  Marketing and Promotion                            267
  Provision for Losses and Claims:
    Charge Card                                      288
    Lending                                          260
    Other                                             14
                                                   -----
      Total                                          562
                                                   -----
  Charge Card Interest Expense                       257
  Human Resources                                    968
  Other Operating Expenses                           987
                                                   -----
    Total Expenses                                 3,041
                                                   -----
Pretax Income                                        628
Income Tax Provision                                 217
                                                   -----
Net Income                                          $411
                                                   =====

                                              Quarter Ended
                                                 March 31,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                                $1,514
  Net Card Fees                                      403
  Travel Commissions and Fees                        426
  Other Revenues                                     639
  Lending:
    Finance Charge Revenue                           652
    Interest Expense                                 200
                                                   -----
      Net Finance Charge Revenue                     452
                                                   -----
    Total Net Revenues                             3,434
                                                   -----
Expenses:
  Marketing and Promotion                            270
  Provision for Losses and Claims:
    Charge Card                                      233
    Lending                                          282
    Other                                             14
                                                   -----
      Total                                          529
                                                   -----
  Charge Card Interest Expense                       241
  Human Resources                                    912
  Other Operating Expenses                           928
                                                   -----
    Total Expenses                                 2,880
                                                   -----
Pretax Income                                        554
Income Tax Provision                                 191
                                                   -----
Net Income                                          $363
                                                   =====



                                              Quarter Ended
                                               December 31,
                                                   1998
                                                   ----
Net Revenues:
  Discount Revenue                                $1,639
  Net Card Fees                                      398
  Travel Commissions and Fees                        452
  Other Revenues                                     617
  Lending:
    Finance Charge Revenue                           655
    Interest Expense                                 211
                                                   -----
      Net Finance Charge Revenue                     444
                                                   -----
    Total Net Revenues                             3,550
                                                   -----
Expenses:
  Marketing and Promotion                            301
  Provision for Losses and Claims:
    Charge Card                                      192
    Lending                                          331
    Other                                             14
                                                   -----
      Total                                          537
                                                   -----
  Charge Card Interest Expense                       271
  Human Resources                                    990
  Other Operating Expenses                           968
                                                   -----
    Total Expenses                                 3,067
                                                   -----
Pretax Income                                        483
Income Tax Provision                                 157
                                                   -----
Net Income                                          $326
                                                   =====


                                              Quarter Ended
                                               September 30,
                                                   1998
                                                   ----
Net Revenues:
  Discount Revenue                                $1,522
  Net Card Fees                                      395
  Travel Commissions and Fees                        441
  Other Revenues                                     562
  Lending:
    Finance Charge Revenue                           636
    Interest Expense                                 209
                                                   -----
      Net Finance Charge Revenue                     427
                                                   -----
    Total Net Revenues                             3,347
                                                   -----


Expenses:
  Marketing and Promotion                            310
  Provision for Losses and Claims:
    Charge Card                                      224
    Lending                                          263
    Other                                             17
                                                   -----
      Total                                          504
                                                   -----
  Charge Card Interest Expense                       262
  Human Resources                                    924
  Other Operating Expenses                           793
                                                   -----
    Total Expenses                                 2,793
                                                   -----
Pretax Income                                        554
Income Tax Provision                                 192
                                                   -----
Net Income                                          $362
                                                   =====


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125
(SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $55 million
($36 million after-tax) and $99 million ($64 million after-tax) in the third and second quarter of 1999, respectively, related to the securitization of U.S. receivables. These gains were invested in additional Marketing and Promotion expenses and other business building initiatives and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.



(Preliminary)       Travel Related Services
                    -----------------------
              Selected Statistical Information
              --------------------------------
                        (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                Quarter Ended
                                                September 30,
                                                     1999
                                                     ----
Total Cards in Force (millions):

  United States                                       29.2
  Outside the United States                           15.6
                                                      ----
    Total                                             44.8
                                                      ====
Basic Cards in Force (millions):
  United States                                       22.9
  Outside the United States                           12.0
                                                      ----
    Total                                             34.9
                                                      ====
Card Billed Business:
  United States                                      $47.1
  Outside the United States                           17.0
                                                      ----
    Total                                            $64.1
                                                      ====

Average Discount Rate*                               2.73%
Average Basic Cardmember
  Spending (dollars)*                               $1,935
Average Fee per Card (dollars)*                        $38

Travel Sales                                          $5.5
Travel Commissions and Fees/Sales**                   8.1%

Total Debt                                           $30.8
Shareholder's Equity                                  $5.4
Return on Average Equity***                          29.3%
Return on Average Assets***                           3.3%

                                                Quarter Ended
                                                   June 30,
                                                     1999
                                                     ----
Total Cards in Force (millions):
  United States                                       28.7
  Outside the United States                           15.2
                                                      ----
    Total                                             43.9
                                                      ====
Basic Cards in Force (millions):
  United States                                       22.5
  Outside the United States                           11.7
                                                      ----
    Total                                             34.2
                                                      ====


Card Billed Business:
  United States                                      $46.0
  Outside the United States                           16.4
                                                      ----
    Total                                            $62.4
                                                      ====

Average Discount Rate*                               2.73%
Average Basic Cardmember
  Spending (dollars)*                               $1,933
Average Fee per Card (dollars)*                        $38

Travel Sales                                          $6.0
Travel Commissions and Fees/Sales**                   7.8%

Total Debt                                           $30.6
Shareholder's Equity                                  $5.3
Return on Average Equity***                          28.8%
Return on Average Assets***                           3.3%

                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----
Total Cards in Force (millions):
  United States                                       27.9
  Outside the United States                           15.0
                                                      ----
    Total                                             42.9
                                                      ====
Basic Cards in Force (millions):
  United States                                       21.8
  Outside the United States                           11.5
                                                      ----
    Total                                             33.3
                                                      ====
Card Billed Business:
  United States                                      $41.6
  Outside the United States                           15.2
                                                      ----
    Total                                            $56.8
                                                      ====

Average Discount Rate*                               2.73%
Average Basic Cardmember
  Spending (dollars)*                               $1,781
Average Fee per Card (dollars)*                        $40

Travel Sales                                          $5.3
Travel Commissions and Fees/Sales**                   8.0%

Total Debt                                           $28.2
Shareholder's Equity                                  $5.1
Return on Average Equity***                          28.4%
Return on Average Assets***                           3.3%



                                                Quarter Ended
                                                 December 31,
                                                     1998
                                                     ----
Total Cards in Force (millions):
  United States                                       27.8
  Outside the United States                           14.9
                                                      ----
    Total                                             42.7
                                                      ====
Basic Cards in Force (millions):
  United States                                       21.7
  Outside the United States                           11.5
                                                      ----
    Total                                             33.2
                                                      ====
Card Billed Business:
  United States                                      $44.2
  Outside the United States                           17.2
                                                      ----
    Total                                            $61.4
                                                      ====

Average Discount Rate*                               2.72%
Average Basic Cardmember
  Spending (dollars)*                               $1,861
Average Fee per Card (dollars)*                        $38

Travel Sales                                          $5.6
Travel Commissions and Fees/Sales**                   8.1%

Total Debt                                           $28.0
Shareholder's Equity                                  $4.9
Return on Average Equity***                          27.8%
Return on Average Assets***                           3.3%

                                                Quarter Ended
                                                September 30,
                                                    1998
                                                    ----
Total Cards in Force (millions):
  United States                                       29.5
  Outside the United States                           14.6
                                                      ----
    Total                                             44.1
                                                      ====
Basic Cards in Force (millions):
  United States                                       23.3
  Outside the United States                           11.3
                                                      ----
    Total                                             34.6
                                                      ====
Card Billed Business:
  United States                                      $41.5
  Outside the United States                           15.2
                                                      ----
    Total                                            $56.7
                                                      ====



Average Discount Rate*                               2.72%
Average Basic Cardmember
  Spending (dollars)*                               $1,704
Average Fee per Card (dollars)*                        $37

Travel Sales                                          $5.1
Travel Commissions and Fees/Sales**                   8.6%

Total Debt                                           $26.9
Shareholder's Equity                                  $5.2
Return on Average Equity***                          27.1%
Return on Average Assets***                           3.3%


* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  Computed from information provided herein.
*** Excluding the effect of SFAS No. 115.


(Preliminary)     Travel Related Services
                  -----------------------
         Selected Statistical Information (continued)
         --------------------------------------------
                        (Unaudited)


(Amounts in billions, except percentages and where indicated)

                                              Quarter Ended
                                              September 30,
                                                  1999
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $25.3
  90 Days Past Due as a % of Total                 2.5%
  Loss Reserves (millions)                         $907
    % of Receivables                               3.6%
    % of 90 Days Past Due                          144%
  Net Loss Ratio                                  0.41%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $20.6
  Past Due Loans as a % of Total:
    30-89 Days                                     2.0%
    90+ Days                                       0.8%
  Loss Reserves (millions):
    Beginning Balance                              $602
    Provision                                       264
    Net Charge-Offs/Other                          (230)
                                                    ---
      Ending Balance                               $636
                                                    ===
    % of Loans                                     3.1%
    % of Past Due                                  111%
  Average Loans                                   $19.8
  Net Write-Off Rate                               4.7%
  Net Interest Yield                               8.5%


                                              Quarter Ended
                                                 June 30,
                                                   1999
                                                   ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $24.6
  90 Days Past Due as a % of Total                 2.6%
  Loss Reserves (millions)                         $932
    % of Receivables                               3.8%
    % of 90 Days Past Due                          148%
  Net Loss Ratio                                  0.39%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $18.3
  Past Due Loans as a % of Total:
    30-89 Days                                     1.8%
    90+ Days                                       0.9%
  Loss Reserves (millions):
    Beginning Balance                              $623
    Provision                                       209
    Net Charge-Offs/Other                          (230)
                                                    ---
      Ending Balance                               $602
                                                    ===
    % of Loans                                     3.3%
    % of Past Due                                  124%
  Average Loans                                   $17.4
  Net Write-Off Rate                               5.3%
  Net Interest Yield                               9.3%


                                                 March 31,
                                                   1999
                                                   ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $23.5
  90 Days Past Due as a % of Total                 3.0%
  Loss Reserves (millions)                         $876
    % of Receivables                               3.7%
    % of 90 Days Past Due                          126%
  Net Loss Ratio                                  0.43%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $16.7
  Past Due Loans as a % of Total:
    30-89 Days                                     2.1%
    90+ Days                                       1.0%
  Loss Reserves (millions):
    Beginning Balance                              $619
    Provision                                       244
    Net Charge-Offs/Other                          (240)
                                                    ---
      Ending Balance                               $623
                                                    ===
    % of Loans                                     3.7%
    % of Past Due                                  121%
  Average Loans                                   $16.7
  Net Write-Off Rate                               5.9%
  Net Interest Yield                               9.4%

                                              Quarter Ended
                                               December 31,
                                                  1998
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $24.0
  90 Days Past Due as a % of Total                 2.7%
  Loss Reserves (millions)                         $897
    % of Receivables                               3.7%
    % of 90 Days Past Due                          138%
  Net Loss Ratio                                  0.42%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $16.7
  Past Due Loans as a % of Total:
    30-89 Days                                     2.2%
    90+ Days                                       0.9%
  Loss Reserves (millions):
    Beginning Balance                              $579
    Provision                                       285
    Net Charge-Offs/Other                          (245)
                                                    ---
      Ending Balance                               $619
                                                    ===
    % of Loans                                     3.7%
    % of Past Due                                  120%
  Average Loans                                   $15.9
  Net Write-Off Rate                               6.2%
  Net Interest Yield                               9.5%

                                              Quarter Ended
                                              September 30,
                                                  1998
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $23.3
  90 Days Past Due as a % of Total                 2.7%
  Loss Reserves (millions)                         $961
    % of Receivables                               4.1%
    % of 90 Days Past Due                          151%
  Net Loss Ratio                                  0.48%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $15.4
  Past Due Loans as a % of Total:
    30-89 Days                                     2.2%
    90+ Days                                       1.0%
  Loss Reserves (millions):
    Beginning Balance                              $577
    Provision                                       236
    Net Charge-Offs/Other                          (234)
                                                    ---
      Ending Balance                               $579
                                                    ===
    % of Loans                                     3.8%
    % of Past Due                                  118%
  Average Loans                                   $15.2
  Net Write-Off Rate                               6.4%
  Net Interest Yield                               9.6%


(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                          Statement of Income
                          -------------------
                              (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                       September 30,
                                       -------------    Percentage
                                       1999     1998    Inc/(Dec)
                                       ----     ----    --------
Net Revenues:

  Investment Income                    $566     $573     (1.3) %
  Management and Distribution Fees      578      476     21.6
  Other Revenues                        224      198     13.2
                                      -----    -----
    Total Revenues                    1,368    1,247      9.7
  Provision for Losses and Benefits:
    Annuities                           251      280    (10.0)
    Insurance                           135      122     10.1
    Investment Certificates              46       43      6.0
                                      -----    -----
      Total                             432      445     (2.9)
                                      -----    -----
    Net Revenues                        936      802     16.7
                                      -----    -----

Expenses:
  Human Resources                       456      384     18.5
  Other Operating Expenses              130      110     18.3
                                      -----    -----
    Total Expenses                      586      494     18.5
                                      -----    -----
Pretax Income                           350      308     14.0
Income Tax Provision                    110       97     14.0
                                      -----    -----
Net Income                             $240     $211     14.0
                                      =====    =====



(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                   Selected Statistical Information
                   --------------------------------
                            (Unaudited)

(Dollars in millions, except where indicated)

                                         Quarter Ended
                                          September 30,
                                         -------------   Percentage
                                         1999     1998   Inc/(Dec)
                                         ----     ----   --------

Investments (billions)                  $30.7     $30.8   (0.2) %
Client Contract Reserves (billions)     $31.0     $30.2    2.7
Shareholder's Equity (billions)          $3.9      $4.1   (5.7)
Return on Average Equity*               22.8%     22.4%      -

Life Insurance in Force (billions)      $86.3    $79.2     8.9
Assets Owned, Managed or
 Administered (billions):
   Assets Managed for Institutions      $48.3    $40.5    19.2
   Assets Owned, Managed or
     Administered for Individuals:
     Owned Assets:
       Separate Account Assets           28.9     23.0    25.5
       Other Owned Assets                38.1     37.0     3.2
                                        -----    -----
         Total Owned Assets              67.0     60.0    11.7
     Managed Assets                      92.9     76.8    20.9
     Administered Assets                 19.3     11.2    72.0
                                        -----    -----
       Total                           $227.5   $188.5    20.7
                                        =====    =====
Market Appreciation (Depreciation)
 During the Period:
 Owned Assets:
   Separate Account Assets              $(986)  $(3,712) (73.4)
   Other Owned Assets                   $(273)      $91      -
     Total Managed Assets             $(5,226) $(10,595) (50.7)

Sales of Selected Products:
 Mutual Funds                          $5,709    $5,262    8.5
 Annuities                               $951      $648   46.6
 Investment Certificates                 $926      $560   65.6
 Life and Other Insurance Products       $134      $102   32.1

Number of Financial Advisors           10,631    10,060    5.7
Fees From Financial Plans and Advice
  Services                              $22.3     $15.6   43.2
Percentage of Total Sales from
  Financial Plans and Advice Services   67.7%     65.4%    3.5

*  Excluding the effect of SFAS No. 115.




(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                           Statement of Income
                           -------------------
                               (Unaudited)
(Dollars in millions)

                                                Quarter Ended
                                                September 30,
                                                    1999
                                                    ----
Net Revenues:

  Investment Income                                   $566
  Management and Distribution Fees                     578
  Other Revenues                                       224
                                                     -----
    Total Revenues                                   1,368
  Provision for Losses and Benefits:
    Annuities                                          251
    Insurance                                          135
    Investment Certificates                             46
                                                     -----
      Total                                            432
                                                     -----
    Net Revenues                                       936
                                                     -----

Expenses:
  Human Resources                                      456
  Other Operating Expenses                             130
                                                     -----
    Total Expenses                                     586
                                                     -----
Pretax Income                                          350
Income Tax Provision                                   110
                                                     -----
Net Income                                            $240
                                                     =====


                                               Quarter Ended
                                                  June 30,
                                                    1999
                                                    ----
Net Revenues:
  Investment Income                                   $615
  Management and Distribution Fees                     553
  Other Revenues                                       226
                                                     -----
    Total Revenues                                   1,394
  Provision for Losses and Benefits:
    Annuities                                          273
    Insurance                                          132
    Investment Certificates                             73
                                                     -----
      Total                                            478
                                                     -----
    Net Revenues                                       916
                                                     -----



Expenses:
  Human Resources                                      430
  Other Operating Expenses                             133
                                                     -----
    Total Expenses                                     563
                                                     -----
Pretax Income                                          353
Income Tax Provision                                   111
                                                     -----
Net Income                                            $242
                                                     =====


                                               Quarter Ended
                                                  March 31,
                                                    1999
                                                    ----
Net Revenues:
  Investment Income                                   $595
  Management and Distribution Fees                     522
  Other Revenues                                       228
                                                     -----
    Total Revenues                                   1,345
  Provision for Losses and Benefits:
    Annuities                                          270
    Insurance                                          126
    Investment Certificates                             64
                                                     -----
      Total                                            460
                                                     -----
    Net Revenues                                       885
                                                     -----

Expenses:
  Human Resources                                      416
  Other Operating Expenses                             157
                                                     -----
    Total Expenses                                     573
                                                     -----
Pretax Income                                          312
Income Tax Provision                                    98
                                                     -----
Net Income                                            $214
                                                     =====




                                               Quarter Ended
                                                December 31,
                                                   1998
                                                   ----
Net Revenues:
  Investment Income                                  $ 647
  Management and Distribution Fees                     476
  Other Revenues                                       222
                                                     -----
    Total Revenues                                   1,345
  Provision for Losses and Benefits:
    Annuities                                          282
    Insurance                                          125
    Investment Certificates                            101
                                                     -----
      Total                                            508
                                                     -----
    Net Revenues                                       837
                                                     -----

Expenses:
  Human Resources                                      407
  Other Operating Expenses                             126
                                                     -----
    Total Expenses                                     533
                                                     -----
Pretax Income                                          304
Income Tax Provision                                    95
                                                     -----
Net Income                                            $209
                                                     =====

                                               Quarter Ended
                                               September 30,
                                                   1998
                                                   ----
Net Revenues:
  Investment Income                                   $573
  Management and Distribution Fees                     476
  Other Revenues                                       198
                                                     -----
    Total Revenues                                   1,247
  Provision for Losses and Benefits:
    Annuities                                          280
    Insurance                                          122
    Investment Certificates                             43
                                                     -----
      Total                                            445
                                                     -----
    Net Revenues                                       802
                                                     -----

Expenses:
  Human Resources                                      384
  Other Operating Expenses                             110
                                                     -----
    Total Expenses                                     494
                                                     -----
Pretax Income                                          308
Income Tax Provision                                    97
                                                     -----
Net Income                                            $211
                                                     =====


(Preliminary)  American Express Financial Advisors
               -----------------------------------
                Selected Statistical Information
                --------------------------------
                          (Unaudited)

(Dollars in millions, except where indicated)


                                                  Quarter Ended
                                                  September 30,
                                                      1999
                                                      ----

Investments (billions)                                $30.7
Client Contract Reserves (billions)                   $31.0
Shareholder's Equity (billions)                        $3.9
Return on Average Equity*                             22.8%

Life Insurance in Force (billions)                    $86.3
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                   $48.3
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                        28.9
        Other Owned Assets                             38.1
                                                      -----
          Total Owned Assets                           67.0
      Managed Assets                                   92.9
      Administered Assets                              19.3
                                                      -----
        Total                                        $227.5
                                                      =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                           $(986)
    Other Owned Assets                                $(273)
      Total Managed Assets                          $(5,226)

Sales of Selected Products:
  Mutual Funds                                       $5,709
  Annuities                                            $951
  Investment Certificates                              $926
  Life and Other Insurance Products                    $134

Number of Financial Advisors                         10,631
Fees From Financial Plans and Advice Services         $22.3
Percentage of Total Sales from Financial
  Plans and Advice Services                           67.7%



                                                  Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----

Investments (billions)                                $30.7
Client Contract Reserves (billions)                   $30.8
Shareholder's Equity (billions)                        $4.0
Return on Average Equity*                             22.8%

Life Insurance in Force (billions)                    $84.6
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                   $49.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                        30.1
        Other Owned Assets                             37.8
                                                      -----
          Total Owned Assets                           67.9
      Managed Assets                                   96.3
      Administered Assets                              18.3
                                                      -----
        Total                                        $232.4
                                                      =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                          $1,520
    Other Owned Assets                                $(395)
      Total Managed Assets                           $5,063

Sales of Selected Products:
  Mutual Funds                                       $6,207
  Annuities                                            $750
  Investment Certificates                              $777
  Life and Other Insurance Products                    $110

Number of Financial Advisors                         10,489
Fees From Financial Plans and Advice Services         $22.8
Percentage of Total Sales from Financial
  Plans and Advice Services                           65.2%


                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----

Investments (billions)                                $30.6
Client Contract Reserves (billions)                   $30.5
Shareholder's Equity (billions)                        $4.1
Return on Average Equity*                             22.6%



Life Insurance in Force (billions)                    $82.9
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                   $46.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                        28.2
        Other Owned Assets                             37.4
                                                      -----
          Total Owned Assets                           65.6
      Managed Assets                                   91.2
      Administered Assets                              15.7
                                                      -----
        Total                                        $219.4
                                                      =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                            $912
    Other Owned Assets                                $(204)
      Total Managed Assets                           $2,889

Sales of Selected Products:
  Mutual Funds                                       $6,033
  Annuities                                            $579
  Investment Certificates                              $660
  Life and Other Insurance Products                     $92

Number of Financial Advisors                         10,372
Fees From Financial Plans and Advice Services         $21.3
Percentage of Total Sales from Financial
  Plans and Advice Services                           66.5%


                                                  Quarter Ended
                                                   December 31,
                                                      1998
                                                      ----

Investments (billions)                                $30.9
Client Contract Reserves (billions)                   $30.3
Shareholder's Equity (billions)                        $4.1
Return on Average Equity*                             22.5%

Life Insurance in Force (billions)                    $81.1
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                   $45.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                        27.3
        Other Owned Assets                             37.3
                                                      -----
          Total Owned Assets                           64.6
      Managed Assets                                   87.9
      Administered Assets                              14.0
                                                      -----
        Total                                        $212.4
                                                      =====


Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                          $4,288
    Other Owned Assets                                $(243)
      Total Managed Assets                          $14,493

Sales of Selected Products:
  Mutual Funds                                       $4,936
  Annuities                                            $557
  Investment Certificates                              $575
  Life and Other Insurance Products                    $100

Number of Financial Advisors                         10,350
Fees From Financial Plans and Advice Services         $18.4
Percentage of Total Sales from Financial
  Plans and Advice Services                           66.8%


                                                  Quarter Ended
                                                  September 30,
                                                      1998
                                                      ----

Investments (billions)                                $30.8
Client Contract Reserves (billions)                   $30.2
Shareholder's Equity (billions)                        $4.1
Return on Average Equity*                             22.4%

Life Insurance in Force (billions)                    $79.2
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                   $40.5
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                        23.0
        Other Owned Assets                             37.0
                                                      -----
          Total Owned Assets                           60.0
      Managed Assets                                   76.8
      Administered Assets                              11.2
                                                      -----
        Total                                        $188.5
                                                      =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                         $(3,712)
    Other Owned Assets                                  $91
      Total Managed Assets                         $(10,595)

Sales of Selected Products:
  Mutual Funds                                       $5,262
  Annuities                                            $648
  Investment Certificates                              $560
  Life and Other Insurance Products                    $102

Number of Financial Advisors                         10,060
Fees From Financial Plans and Advice Services         $15.6
Percentage of Total Sales from Financial
  Plans and Advice Services                           65.4%


*  Excluding the effect of SFAS No. 115.


(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                              Statement of Income
                              -------------------
                                  (Unaudited)

(Dollars in millions)

                                        Quarter Ended
                                        September 30,
                                        -------------    Percentage
                                        1999     1998    Inc/(Dec)
                                        ----     ----    --------
Net Revenues:

 Interest Income                         $181     $217    (16.3) %
 Interest Expense                         106      143    (25.5)
                                          ---      ---
   Net Interest Income                     75       74      1.5
 TC Investment Income                      91       88      4.0
 Foreign Exchange Income                   17       30    (43.1)
 Commissions, Fees and Other Revenue       78       63     22.7
                                          ---      ---
   Net Revenues                           261      255      2.5
                                          ---      ---

Expenses:
 Human Resources                           86       83      3.2
 Other Operating Expenses                 159      140     13.3
 Provision for Losses                      12       12      5.4
                                          ---      ---
   Total Expenses                         257      235      9.4
                                          ---      ---
Pretax Income                               4       20    (78.7)
Income Tax Benefit                        (34)     (23)    43.7
                                          ---      ---
Net Income                                $38      $43    (13.0)
                                          ===      ===




(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in billions, except where indicated)

                                          Quarter Ended
                                          September 30,
                                          -------------  Percentage
                                           1999    1998  Inc/(Dec)
                                           ----    ----  --------
Selected Statistical Information
--------------------------------

Total Shareholder's Equity (millions)       $956  $1,210   (21.0)%
Return on Average Common Equity *          17.7%    8.1%       -
Return on Average Assets *                 0.83%   0.39%       -
American Express Bank:
 Total Loans                                $5.1    $6.1   (16.8)
 Total Nonperforming Loans (millions)       $181    $239   (24.2)
 Other Nonperforming Assets (millions)       $40     $92   (57.0)
 Reserve for Credit Losses (millions)**     $204    $348   (41.3)
 Loan Loss Reserves as a % of Total Loans   3.5%    4.6%       -
 Deposits                                   $8.1    $8.7    (6.4)
 Assets Managed / Administered ***          $7.7    $5.7    33.6
 Assets of Non-Consolidated Joint
   Ventures                                 $2.4    $2.4    (2.1)
 Risk-Based Capital Ratios:
   Tier 1                                   9.9%    9.4%       -
   Total                                   12.1%   12.2%       -
   Leverage Ratio                           5.5%    5.6%       -
Travelers Cheque:
 Sales                                      $7.3    $7.5    (1.9)
 Average Outstanding                        $6.5    $6.4     2.9
 Average Investments                        $6.2    $6.1     2.0
 Tax equivalent yield                       8.8%    8.8%       -


*   Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocation:
     Loans                                  $179    $279
     Other Assets, primarily derivatives      23      66
     Other Liabilities                         2       3
                                             ---     ---
       Total Credit Loss Reserves           $204    $348
                                             ===     ===

*** Includes assets managed by American Express Financial
    Advisors.




(Preliminary)     American Express Bank/Travelers Cheque
                  --------------------------------------
                           Statement of Income
                           -------------------
                               (Unaudited)
(Dollars in millions)

                                               Quarter Ended
                                                September 30,
                                                    1999
                                                    ----
Net Revenues:
  Interest Income                                   $181
  Interest Expense                                   106
                                                     ---
    Net Interest Income                               75
  TC Investment Income                                91
  Foreign Exchange Income                             17
  Commissions, Fees and Other Revenue                 78
                                                     ---
    Net Revenues                                     261
                                                     ---

Expenses:
  Human Resources                                     86
  Other Operating Expenses                           159
  Provision for Losses                                12
                                                     ---
    Total Expenses                                   257
                                                     ---
Pretax Income                                          4
Income Tax Benefit                                   (34)
                                                     ---
Net Income                                           $38
                                                     ===

                                                Quarter Ended
                                                   June 30,
                                                     1999
                                                     ----
Net Revenues:
  Interest Income                                   $183
  Interest Expense                                   108
                                                     ---
    Net Interest Income                               75
  TC Investment Income                                86
  Foreign Exchange Income                             14
  Commissions, Fees and Other Revenue                 84
                                                     ---
    Net Revenues                                     259
                                                     ---



Expenses:
  Human Resources                                     85
  Other Operating Expenses                           150
  Provision for Losses                                18
                                                     ---
    Total Expenses                                   253
                                                     ---
Pretax Income                                          6
Income Tax Benefit                                   (32)
                                                     ---
Net Income                                           $38
                                                     ===

                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----
Net Revenues:
  Interest Income                                   $193
  Interest Expense                                   119
                                                     ---
    Net Interest Income                               74
  TC Investment Income                                79
  Foreign Exchange Income                             18
  Commissions, Fees and Other Revenue                 76
                                                     ---
    Net Revenues                                     247
                                                     ---

Expenses:
  Human Resources                                     82
  Other Operating Expenses                           136
  Provision for Losses                                17
                                                     ---
    Total Expenses                                   235
                                                     ---
Pretax Income                                         12
Income Tax Benefit                                   (29)
                                                     ---
Net Income                                           $41
                                                     ===


                                                Quarter Ended
                                                 December 31,
                                                     1998
                                                     ----
Net Revenues:
  Interest Income                                   $210
  Interest Expense                                   136
                                                     ---
    Net Interest Income                               74
  TC Investment Income                                82
  Foreign Exchange Income                             32
  Commissions, Fees and Other Revenue                 51
                                                     ---
    Net Revenues                                     239
                                                     ---



Expenses:
  Human Resources                                     86
  Other Operating Expenses                           136
  Provision for Losses                                15
                                                     ---
    Total Expenses                                   237
                                                     ---
Pretax Income                                          2
Income Tax Benefit                                   (34)
                                                     ---
Net Income                                           $36
                                                     ===

                                                Quarter Ended
                                                September 30,
                                                     1998
                                                     ----
Net Revenues:
  Interest Income                                   $217
  Interest Expense                                   143
                                                     ---
    Net Interest Income                               74
  TC Investment Income                                88
  Foreign Exchange Income                             30
  Commissions, Fees and Other Revenue                 63
                                                     ---
    Net Revenues                                     255
                                                     ---

Expenses:
  Human Resources                                     83
  Other Operating Expenses                           140
  Provision for Losses                                12
                                                     ---
    Total Expenses                                   235
                                                     ---
Pretax Income                                         20
Income Tax Benefit                                   (23)
                                                     ---
Net Income                                           $43
                                                     ===





(Preliminary)    American Express Bank/Travelers Cheque
                 --------------------------------------
                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

(Dollars in billions, except where indicated)

                                                  Quarter Ended
                                                  September 30,
                                                       1999
                                                       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $956
Return on Average Common Equity *                     17.7%
Return on Average Assets *                            0.83%
American Express Bank:
  Total Loans                                          $5.1
  Total Nonperforming Loans (millions)                 $181
  Other Nonperforming Assets (millions)                 $40
  Reserve for Credit Losses (millions)**               $204
  Loan Loss Reserves as a % of Total Loans             3.5%
  Deposits                                             $8.1
  Assets Managed / Administered ***                    $7.7
  Assets of Non-Consolidated Joint
    Ventures                                           $2.4
  Risk-Based Capital Ratios:
    Tier 1                                             9.9%
    Total                                             12.1%
    Leverage Ratio                                     5.5%
Travelers Cheque:
  Sales                                                $7.3
  Average Outstanding                                  $6.5
  Average Investments                                  $6.2
  Tax equivalent yield                                 8.8%

                                                  Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,048
Return on Average Common Equity *                     18.5%
Return on Average Assets *                            0.86%
American Express Bank:
  Total Loans                                          $5.2
  Total Nonperforming Loans (millions)                 $210
  Other Nonperforming Assets (millions)                 $55
  Reserve for Credit Losses (millions)**               $249
  Loan Loss Reserves as a % of Total Loans             4.1%
  Deposits                                             $8.0
  Assets Managed / Administered ***                    $7.0
  Assets of Non-Consolidated Joint
    Ventures                                           $2.2
  Risk-Based Capital Ratios:
    Tier 1                                             9.8%
    Total                                             12.1%
    Leverage Ratio                                     5.7%


Travelers Cheque:
  Sales                                                $6.1
  Average Outstanding                                  $6.1
  Average Investments                                  $5.7
  Tax equivalent yield                                 8.8%

                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,148
Return on Average Common Equity *                     19.7%
Return on Average Assets *                            0.90%
American Express Bank:
  Total Loans                                          $5.3
  Total Nonperforming Loans (millions)                 $209
  Other Nonperforming Assets (millions)                 $64
  Reserve for Credit Losses (millions)**               $261
  Loan Loss Reserves as a % of Total Loans             4.1%
  Deposits                                             $7.9
  Assets Managed / Administered ***                    $6.3
  Assets of Non-Consolidated Joint
    Ventures                                           $2.6
  Risk-Based Capital Ratios:
    Tier 1                                             9.8%
    Total                                             12.1%
    Leverage Ratio                                     5.4%
Travelers Cheque:
  Sales                                                $4.6
  Average Outstanding                                  $5.8
  Average Investments                                  $5.6
  Tax equivalent yield                                 8.9%

                                                  Quarter Ended
                                                   December 31,
                                                       1998
                                                       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,197
Return on Average Common Equity *                      4.9%
Return on Average Assets *                            0.23%
American Express Bank:
  Total Loans                                          $5.6
  Total Nonperforming Loans (millions)                 $180
  Other Nonperforming Assets (millions)                 $63
  Reserve for Credit Losses (millions)**               $259
  Loan Loss Reserves as a % of Total Loans             3.8%
  Deposits                                             $8.3
  Assets Managed / Administered ***                    $6.2
  Assets of Non-Consolidated Joint
    Ventures                                           $2.6
  Risk-Based Capital Ratios:
    Tier 1                                             9.8%
    Total                                             12.6%
    Leverage Ratio                                     5.5%
Travelers Cheque:
  Sales                                                $5.0
  Average Outstanding                                  $5.9
  Average Investments                                  $5.8
  Tax equivalent yield                                 8.8%

                                                  Quarter Ended
                                                  September 30,
                                                       1998
                                                       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,210
Return on Average Common Equity *                      8.1%
Return on Average Assets *                            0.39%
American Express Bank:
  Total Loans                                          $6.1
  Total Nonperforming Loans (millions)                 $239
  Other Nonperforming Assets (millions)                 $92
  Reserve for Credit Losses (millions)**               $348
  Loan Loss Reserves as a % of Total Loans             4.6%
  Deposits                                             $8.7
  Assets Managed / Administered ***                    $5.7
  Assets of Non-Consolidated Joint
    Ventures                                           $2.4
  Risk-Based Capital Ratios:
    Tier 1                                             9.4%
    Total                                             12.2%
    Leverage Ratio                                     5.6%
Travelers Cheque:
  Sales                                                $7.5
  Average Outstanding                                  $6.4
  Average Investments                                  $6.1
  Tax equivalent yield                                 8.8%


*   Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocations:

                                        Quarter Ended
                                        -------------
                                9/99   6/99   3/99  12/98  9/98
                                ----   ----   ----  -----  ----
      Loans                     $179   $216   $218  $214   $279
      Other Assets,
       primarily derivatives      23     32     41    43     66
      Other Liabilities            2      1      2     2      3
                                 ---    ---    ---   ---    ---
        Total Credit Loss
         Reserves               $204   $249   $261  $259   $348
                                 ===    ===    ===   ===    ===

*** Includes assets managed by American Express Financial Advisors.




                          American Express Bank
                          ---------------------
                    Exposures By Country and Region
                    -------------------------------
                              (Unaudited)

($ in billions)


                                     Net
                                  Guarantees
                           FX and    and          9/30/99   6/30/99
                           Deriva- Contin-         Total     Total
Country             Loans  tives    gents  Other* Exposure**Exposure**
-------             -----  ------  ------- -----  --------  --------
Hong Kong            $0.6       -    $0.2   $0.1    $0.8      $0.9
Indonesia             0.2       -       -    0.1     0.4       0.4
Singapore             0.4       -     0.1    0.1     0.6       0.5
Korea                 0.2       -       -    0.2     0.4       0.4
Taiwan                0.3       -     0.1      -     0.4       0.5
China                   -       -       -      -       -         -
Japan                   -       -       -      -     0.1       0.1
Thailand                -       -       -      -       -         -
Other                   -       -       -    0.1     0.1       0.2
                      ---     ---     ---    ---    ----      ----
 Total Asia/Pacific
   Region**           1.8    $0.1     0.5    0.6     2.9       3.2
                      ---     ---     ---    ---    ----      ----

Chile                 0.2       -       -    0.1     0.3       0.4
Brazil                0.3       -       -    0.1     0.3       0.3
Mexico                0.1       -       -      -     0.1       0.1
Peru                    -       -       -      -       -       0.1
Argentina             0.1       -       -      -     0.1       0.1
Other                 0.2       -     0.1    0.1     0.4       0.4
                      ---     ---     ---    ---    ----      ----
 Total Latin
   America**          0.8       -     0.1    0.3     1.3       1.3
                      ---     ---     ---    ---    ----      ----

India                 0.3       -     0.1    0.3     0.7       0.8
Pakistan              0.1       -       -    0.2     0.3       0.2
Other                 0.1       -     0.1    0.1     0.2       0.2
                      ---     ---     ---    ---    ----      ----
 Total Sub-
   continent**        0.4       -     0.2    0.6     1.2       1.2
                      ---     ---     ---    ---    ----      ----

Egypt                 0.3       -       -    0.2     0.6       0.7
Other                 0.2       -     0.1      -     0.2       0.3
                      ---     ---     ---    ---    ----      ----
 Total Middle East
   & Africa**         0.5       -     0.1    0.2     0.8       0.9
                      ---     ---     ---    ---    ----      ----

 Total Europe***      1.4     0.1     0.7    2.4     4.6       4.3

 Total North
   America**          0.2       -     0.2    1.5     1.9       1.8
                      ---     ---     ---    ---    ----      ----

Total Worldwide**    $5.1    $0.2    $1.8   $5.6   $12.8     $12.8
                      ===     ===     ===    ===    ====      ====

     *   Includes cash, placements and securities.
    **   Individual items may not add to totals due to rounding.
   ***   Total exposures at 9/30/99 and 6/30/99 include
         $15 million of exposures to Russia.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.